Exhibit 99.1

Financial Statements and

Independent Auditors’ Report

Red Wolf Company, LLC

As of and for the Year Ended

December 31, 2015

Independent Auditors’ Report

To the Members of Red Wolf Company, LLC

We have audited the accompanying financial statements of Red Wolf Company, LLC, which comprise the balance sheet as of December 31, 2015 and the related statements of income and members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Red Wolf Company, LLC as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Updated Opinion

In our report dated February 19, 2016, we expressed a qualified opinion that except for the possible effect on the statement of income, members’ equity and cash flows that could have resulted from our inability to observe the inventory at December 31, 2014, the 2015 financial statements presented, fairly the financial position, results of operations, and cash flows in accordance with accounting principles generally accepted in the United States of America. As described in Note 2, the Company was able to provide sufficient evidence to support the inventory balances as of December 31, 2014. Accordingly, our present opinion on the 2015 financial statements, as presented herein, is different from that expressed in our previous report.

/s/ Moore Beauston Woodham LLP

Hartsville, South Carolina

February 19, 2016

Red Wolf Company, LLC

Balance Sheet

As of December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$ 66
Accounts receivable, net	2,185,545
Inventory	5,092,932
Due from members	52,687
Related party receivables	928
Prepaid expenses	360
Total current assets	7,332,518
Property, plant and equipment, net	646,466
Total assets	$ 7,978,984
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 2,909,448
Accrued expenses	268,984
Member distributions payable	52,687
Line of credit	1,417,731
Current portion of long-term debt	79,405
Deferred revenue	678,008
Total current liabilities	5,406,263
Non-current liabilities:
Long-term debt, less current portion	181,055
Total liabilities	5,587,318
Members' equity	2,391,666
Total liabilities and members' equity	$ 7,978,984

See accompanying notes and independent auditors’ report.

Red Wolf Company, LLC

Statement of Income and Members’ Equity

For the Year Ended December 31, 2015

Revenue, net	$ 23,345,386
Cost of goods sold	16,950,383
Gross profit	6,395,003
Selling, general and administrative expenses
Salaries and related benefits	2,366,852
Rent	308,291
Technology consulting and fees	164,887
Depreciation expense	132,976
Insurance	128,549
Utilities	89,903
Repair and maintenance	61,275
Travel and entertainment	57,041
Telephone	51,239
Professional fees	44,318
Office expense	37,373
Property, sales and use taxes	18,758
Other expenses	17,416
License and fees	14,932
Advertising	8,443
Dues and subscriptions	7,831
Charitable contributions	4,705
Total selling, general, and administrative expenses	3,514,789
Operating income (loss)	2,880,214
Other income (expense)
Gain (loss) on sale of assets	500
Interest expense	(36,732)
Total other income (expense)	(36,232)
Net income	2,843,982
Members' equity at beginning of year	2,006,826
Members' distributions	(2,459,142)
Members' equity at end of year	$ 2,391,666

See accompanying notes and independent auditors’ report.

Red Wolf Company, LLC

Statement of Cash Flows

For the Year Ended December 31, 2015

Cash flows from operating activities:
Net income	$ 2,843,982
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation	132,976
Changes in operating assets - (increase) decrease
Accounts receivable	(578,039)
Inventory	(2,278,316)
Due from shareholders	(52,687)
Related party receivables	4,961
Prepaid assets	39
Changes in operating liabilities - increase (decrease)
Accounts payable	642,542
Accrued expenses	137,664
Shareholder distributions payable	14,769
Deferred revenue	676,798
Net cash provided by operating activities	1,544,689
Cash flows from investing activities:
Purchases of property, plant, & equipment	(81,258)
Net cash provided by investing activities	(81,258)
Cash flows from financing activities:
Borrowings on line of credit	1,258,780
Member distributions	(2,459,142)
Payments on notes payable	(263,409)
Net cash provided by financing activties	(1,463,771)
Net increase in cash	(340)
Cash at beginning of year	406
Cash at end of year	$ 66
Supplemental disclosure of cash flow information:
Total interest paid	$ 36,732
Noncash investing and financing activities
Purchase of property and equipment	$ (271,599)
Proceeds from long term debt	190,341
Cash paid for property and equipment	$ (81,258)

See accompanying notes and independent auditors’ report.

Red Wolf Company, LLC

Notes to the Financial Statements

For the Year Ended December 31, 2015

Note 1 - Nature of Operations and Summary of Significant Accounting Policies

Description of Business

Red Wolf Company, LLC (the “Company”), was organized as a limited liability company in the State of North Carolina on April 13, 2007. The Company provides business to business contract manufacturing services that include build-to-spec, kitting and inventory management for customers throughout the United States and in foreign countries. The Company's products are sold through its warehouse in Sanford, North Carolina.

Accounting Method

The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Sales are recognized when revenue is realized or becomes realizable and has been earned. In general, revenue is recognized when the earnings process is complete, which is upon shipment of products. Expenses related to the revenues are recorded upon completion of the event to which they are applicable regardless of the timing of related cash flows.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For the purposes of balance sheet classification and statement of cash flows presentation, investments with a maturity of three months or less are considered cash equivalents.

Revenue Recognition

Sales are recognized when revenue is realized or becomes realizable and has been earned. In general, revenue is recognized when the earnings process is complete, which is upon shipment of products.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. The Company has chosen to record no allowance for doubtful accounts at December 31, 2015.

The Company extends credit to many of its customers in the ordinary course of business. Generally, these sales are unsecured. The Company performs periodic credit evaluations of its customers and generally does not require collateral. The Company does not believe significant credit risks exist at December 31, 2015, with respect to its accounts receivable.

Customer accounts typically are collected within a short period of time, and, based on its assessment of current conditions, management believes realization losses on amounts outstanding at the end of 2015 will be immaterial.

Red Wolf Company, LLC

Notes to the Financial Statements

For the Year Ended December 31, 2015

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (continued)

Inventory for Resale

Inventory consists of parts and materials stated at the lower of cost or market value. Cost is determined by the first in, first out method.

Property and Equipment

Property and equipment is shown at cost net of accumulated depreciation. Property and equipment acquired with cost in excess of $5,000 is carried at cost and depreciated using straight-line over their estimated useful lives. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.

The cost of assets retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in the statement of income.

Income Taxes

The members of the Company have elected to be taxed as a Subchapter 'S' Corporation under existing federal and state regulation, whereby its income is taxed to its members. Therefore, no provision for income taxes has been included in the accompanying financial statements. The Company's federal income tax returns for 2012, 2013 and 2014 are open to examination by the IRS and the State of North Carolina.

Presentation of Sales Taxes

The State of North Carolina and Lee County impose a sales tax of 4.75% and 2.00%, respectively, on all of the Company's sales to nonexempt customers. The Company collects sales taxes from customers and remits the entire amount to the State and County. The Company's accounting policy is to exclude the tax collected and remitted to the State from revenues and cost of sales.

Shipping and Handling Costs

The company classifies freight billed to customers as sales revenue and the related freight costs as cost of sales.

Advertising

The Company expenses advertising production costs as they are incurred and advertising communication costs the first time the advertising takes place. The total advertising cost for the year ended December 31, 2015 was $8,443.

Note 2 – Beginning Inventory

Management conducted an evaluation and roll back of 2015 ending inventory to support the December 31, 2014 inventory balance which was not observed by the external auditors when originally conducted. The external auditors’ were able to obtain sufficient evidence to support their opinion regarding the inventory balance as of December 31, 2014. No adjustments to the 2015 financial statements were made related to the evaluation.

Note 3 – Concentrations

Balances due from the Company's five largest accounts comprise 79% of the carrying amount. Management maintains that realization losses on amounts outstanding at the end of 2015 will be immaterial, as they were in prior years. Accordingly, customer accounts are reported at the amount of principal outstanding.

Red Wolf Company, LLC

Notes to the Financial Statements

For the Year Ended December 31, 2015

Note 3 – Concentrations (continued)

The Company maintains a cash balance at a commercial bank. Accounts at this bank are insured by Federal Deposit Insurance Corporation (FDIC). The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2015, the Company had no uninsured cash balances with financial institutions.

Note 4 – Property, Plant and Equipment

Property and equipment consisted of the following at December 31, 2015:

	Estimated useful
	lives
Machinery & equipment	3-20	$ 498,197
Computer equipment	3-5	53,612
Furniture & fixtures	5-15	39,430
Vehicles	5	355,051
Leasehold improvements	15	245,293
		1,191,583
Less: accumulated depreciation		(545,117)
Property and equipment, net		$ 646,466

The book depreciation for the year ended December 31, 2015 was $132,976.

Note 5 – Line of Credit

The Company has a $2,500,000 line of credit agreement with a financial institution. As of December 31, 2015 $1,417,731 was outstanding on the revolving line of credit. The line bears interest at a variable rate equal to the bank's Prime rate plus 1.0%. The line is collateralized by all assets of the Company. Any outstanding principal is due in full on the maturity date. The line matured on July 15, 2016 or such date to which the Line may be extended or renewed in the sole discretion of the financial institution by written notice to the Company. In October 2016, the line was renewed and increased to $4,500,000.

Red Wolf Company, LLC

Notes to the Financial Statements

For the Year Ended December 31, 2015

Note 6 – Long Term Debt

Long term debt consisted of the following at December 31, 2015:

Note payable to a financial institution, requiring consecutive monthly installments of principal and interest of $473, bearing interest at a rate of 6.24%, and maturing in October, 2019. The note is secured by the vehicle it served to finance.	$ 19,322
Note payable to a financial institution, requiring consecutive monthly installments of principal and interest of $1,166, bearing interest at a rate of 6.24%, and maturing in January, 2021. The note is secured by the vehicle it served to finance.	62,392
Note payable to a financial institution, requiring consecutive monthly installments of principal and interest of $1,191, bearing interest at a rate of 5.39%, and maturing in January, 2021. The note is secured by the vehicle it served to finance.	61,096
Note payable to a financial institution, requiring consecutive monthly installments of principal and interest of $1,276, bearing interest at a rate of 5.39%, and maturing in January, 2021. The note is secured by the vehicle it served to finance.	66,853
Note payable to a financial institution, requiring consecutive monthly installments of principal and interest of $2,134, bearing interest at a rate of 5.25%, and maturing in June, 2016. The note is secured by the vehicle it served to finance.	7,575
Note payable to a financial institution, requiring consecutive monthly installments of principal and interest of $2,665, bearing interest at a rate of 4.75%, and maturing in June, 2016. The note is secured by the vehicle it served to finance.	30,636
Note payable to a financial institution, requiring consecutive monthly installments of principal and interest of $550, bearing interest at a rate of 4.25%, and maturing in December, 2017. The note is secured by the equipment.	12,586
Total long-term debt	$ 260,460
Less: current portion	(79,405)
Long-term debt, less current portion	$ 181,055

Maturities of long-term debt for the years succeeding December 31, 2015, are as follows:

2016	$ 79,405
2017	47,230
2018	43,115
2019	44,472
2020	42,168
Thereafter	4,070
$ 260,460

Red Wolf Company, LLC

Notes to the Financial Statements

For the Year Ended December 31, 2015

Note 7 - Operating Lease Obligations

The company rents office space under non-cancellable lease agreements with an initial term of 24 months and a second term of 36 months, and the option to renew annually at the end of the second 36 month term. Rent paid under this lease was $308,291 for the year ended December 31, 2015.

The following is a schedule of future minimum payments required under the above operating lease as of December 31, 2015:

2016	$ 288,612
2017	288,612
2018	48,102
$ 625,327

Note 8 - Retirement Plan

On January 1, 2010 the Company adopted a 401(k) profit sharing plan which covers substantially all employees. Participating employees may elect to contribute, on a tax-deferred basis, a portion of their compensation, in accordance with Section 401(k) of the Internal Revenue Code. The Company matches a 100% of employee salary deferrals up to 3% plus 50% of salary deferrals between 3% and 5%. The Company match was $84,104 for the year ended December 31, 2015.

Additional Company contributions may be made to the plan at the discretion of the Board of Directors, with the maximum limitation being the amount the Company can deduct for federal income tax purposes. The Company made no discretionary profit sharing contributions for 2015.

Note 9 - Subsequent Events

Management has evaluated subsequent events through February 19, 2016, the date the financial statements were available to be issued. Based upon the evaluation, no adjustments were required in the financial statements.

In October 2016, the Company’s line of credit agreement with a financial institution line was renewed and increased to $4,500,000. The line matures on November 1, 2017.

In October 2016, the Company received a letter of intent for the sale of the Company. It was amended December 2, 2016. The Company is currently in the due diligence process and working through the final elements of a purchasing agreement. The target close date is January 31, 2017.